UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2003

First Virtual Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-23305 (Commission File Number)	77-0357037 (I.R.S. Employer Identification No.)

3200 Bridge Parkway, Suite 202 Redwood City, California (Address of principal executive offices)	94065 (Zip Code)

Registrant’s telephone number, including area code: (650) 801-6500

Not Applicable.
(Former name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	The following exhibits are furnished with this Current Report:

99.1	Press release dated October 28, 2003 of First Virtual Communications, Inc.

Item 12. Results of Operations and Financial Condition.

     On October 28, 2003, First Virtual Communications, Inc. issued a press release announcing its unaudited financial results for the quarter ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

     In accordance with General Instruction B-6 of Form 8-K, the information furnished pursuant to this Current Report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission, whether filed before or after the date hereof, regardless of any general incorporation language in any such filing, unless First Virtual Communications expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST VIRTUAL COMMUNICATIONS, INC.

By:	/s/ Truman Cole

Truman Cole
Chief Financial Officer

Date: October 28, 2003

INDEX TO EXHIBITS

99.1	Press release dated October 28, 2003 of First Virtual Communications, Inc.